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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
May 23, 2012 (May 23, 2012)

HOLLY ENERGY PARTNERS, L.P. (Exact name of registrant as specified in its charter)
Delaware	001-32225	20-0833098
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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Item 7.01. Regulation FD Disclosure.

Furnished as Exhibit 99.1 and incorporated herein by reference in its entirety is a copy of a presentation to be presented by Holly Energy Partners, L.P. (the “Partnership”) on May 23, 2012 at the National Association of Publicly Traded Partnerships Investor Conference in Greenwich, Connecticut and to current and potential investors at other meetings throughout 2012.

A copy of the presentation will also be made available in the investors section of the Partnership’s website at www.hollyenergy.com, although the Partnership reserves the right to discontinue that availability at any time.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Presentation by the Partnership to be presented on May 23, 2012 at the National Association of Publicly Traded Partnerships Investor Conference.*

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* Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P., its General Partner

	By:	Holly Logistic Services, L.L.C., its General Partner

		By:	/s/ Bruce R. Shaw
			Name:	Bruce R. Shaw
			Title:	Senior Vice President and Chief
Financial Officer
Date: May 23, 2012

EXHIBIT INDEX
Exhibit Number        Exhibit Title

99.1	Presentation by the Partnership to be presented on May 23, 2012 at the National Association of Publicly Traded Partnerships Investor Conference.*

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* Furnished herewith.